GAIN ON TROUBLED DEBT RESTRUCTURING	6 Months Ended
Jun. 30, 2015
GAIN ON TROUBLED DEBT RESTRUCTURING
(12)	GAIN ON TROUBLED DEBT RESTRUCTURING

The following is a summary of the Group’s gain on troubled debt restructuring during the six-month periods ended June 30, 2014 and 2015:

	Six-month periods ended June 30,
	2014		2015
Gain on troubled debt restructuring with suppliers (Note 9(a))		0		49,214

Gain on troubled debt restructuring of payables due to offshore creditors arising from the Schemes (net of legal fees and other direct costs of US$3,685) (i)		0		29,929

Total		0		79,143

Impact on basic and diluted loss per share	US$	0	US$	0.33

(i) Gain on troubled debt restructuring of payables due to offshore creditors

On May 5, 2015, the Company completed the restructuring of payables to other offshore creditors of US$38,685 as follows:

(1)	issued 303,080 of its ordinary shares, with a fair value of US$45, to other offshore creditors to settle a portion of the outstanding payables

(2)	paid cash of US$1,774 to settle a portion of the outstanding payables; and

(3)	issued principal amount of US$2,724 Notes Due 2018 in exchange for the remaining portion of the payables to other offshore creditors.

Since the restructuring involved a partial settlement by cash payment and issuance of ordinary shares, the carrying amount of the payables was first reduced by the total fair value of cash payment and issuance of ordinary shares. As the total future cash payments specified by the new terms of the Notes Due 2018 are less than the carrying amount of the payables, the Company reduced the carrying amount of the payables to an amount equal to the total future cash payments specified by the Notes Due 2018 and recognize a gain on restructuring of payables equal to the amount of the reduction pursuant to ASC 470-60 less allocated legal fees and other direct costs.